UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 14, 2014

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Eighth Avenue

New York, New York 10011

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 20, 2014, WebMD Health Corp. issued a press release that, among other things, provided financial guidance for the first quarter of 2014 and the year ending December 31, 2014, a summary of which guidance was furnished by WebMD as Exhibit 99.3 to a Current Report on Form 8-K filed on February 20, 2014. Exhibits 99.3 and 99.4 to that February 20, 2014 Form 8-K are incorporated by reference into this Item 2.02 pursuant to General Instruction B.3 of Form 8-K.

On April 14, 2014, WebMD issued a press release providing an update regarding the Registrant’s preliminary results for the quarter ended March 31, 2014 and regarding full year 2014 guidance. A copy of that press release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 2.02.

The information contained in, or incorporated by reference into, this Item 2.02 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press Release, dated April 14, 2014, providing update regarding the Registrant’s preliminary results for the quarter ended March 31, 2014 and regarding full year 2014 guidance

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: April 14, 2014	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated April 14, 2014, providing update regarding the Registrant’s preliminary results for the quarter ended March 31, 2014 and regarding full year 2014 guidance